UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 28, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001651164
Wells Fargo Commercial Mortgage Trust 2015-LC22
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001577313
National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

New York	333-195164-13	38-3976121 38-3976122 38-3976123 38-7143601
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 214-5600
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the June 17, 2025 Distribution Date and the July 17, 2025 Distribution Date.  On July 28, 2025, the Certificate Administrator received notice from the Master Servicer of payment revisions relating to the June 17, 2025 distribution and the July 17, 2025 distribution.  The payment revisions resulted from funds from the payoff of the Hampton Inn - Auburn Hills Mortgage Loan (Loan Number 40 on Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on September 29, 2015 pursuant to Rule 424(b)(5)) received by the Certificate Administrator from the Master Servicer and applied to the June 17, 2025 distribution.

The application of the payoff to the June 17, 2025 distribution resulted in an additional principal payment to the Class A-4 Certificateholders in an amount equal to $5,528,654.96 for the June 17, 2025 distribution.

The application of the payoff to the June 17, 2025 distribution also resulted in the following payment adjustments to the July 17, 2025 distribution: an overpayment of principal to the Class A-4 Certificateholders in an amount equal to $13,750.78, an overpayment of interest to the Class A-4 Certificateholders in an amount equal to $17,687.09, an additional interest payment to the Class B Certificateholders in an amount equal to $40.46, an additional interest payment to the Class C Certificateholders in an amount equal to $30.13, an additional interest payment to the Class D Certificateholders in an amount equal to $31.85, an overpayment of interest to the Class X-A Certificateholders in an amount equal to $2,912.20, an additional interest payment to the Class X-E Certificateholders in an amount equal to $16.35, an additional interest payment to the Class X-F Certificateholders in an amount equal to $6.89 and an additional interest payment to the Class X-G Certificateholders in an amount equal to $27.28.

The additional principal payment for the June 17, 2025 distribution was made to the Class A-4 Certificateholders on July 29, 2025.  The payment adjustments for the July 17, 2025 distribution described above are expected to be made on or prior to the next distribution date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony J. Sfarra
Anthony J. Sfarra, President

Date:  July 31, 2025